Exhibit 10v

              SCHEDULE OF INDEMNIFICATION AGREEMENTS FOR EXECUTIVES

In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing the Indemnification Agreement for Executives by and between Rogers Corporation and the following employees as exhibits to this Form 10-K because they are identical to the Form of Indemnification Agreement for Executives (the "Form Agreement") by and between Rogers Corporation and certain employees, which was filed on Form 8-K on December 14, 2004.

        1.  Michael D. Bessette
        2.  Michael L. Cooper
        3.  Robert C. Daigle
        4.  Frank J. Gillern
        5.  Debra J. Granger
        6.  Peter G. Kaczmarek
        7.  Mario C. Kerr
        8.  Richard F. Marani
        9.  Ty L. McFarland
        10. Paul B. Middleton
        11. John A. Richie
        12. W. David Smith
        13. Robert M. Soffer
        14. Luc Van Eenaeme
        15. Robert D. Wachob